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                                                                    EXHIBIT 10.5


MINISTRY OF COMMUNICATIONS
AND TRANSPORTATION
UNDER MINISTRY OF COMMUNICATIONS




                               TITLE OF CONCESSION
                          FOR MICROWAVE POINT TO POINT
                                LINKS (19-PAP-23)


                      PUNTO A PUNTO IUSACELL, S.A. DE C.V.


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CONCESSION TO USE AND EXPLOIT FREQUENCY BANDS FOR A DETERMINATE USE IN THE
MEXICAN UNITED STATES, GRANTED BY THE FEDERAL GOVERNMENT THROUGH THE MINISTRY OF COMMUNICATION AND TRANSPORTATION (HEREIN MINISTRY) IN FAVOR OF PUNTO-A-PUNTO IUSACELL, S.A. DE C.V. (HEREIN CONCESSIONAIRE) WITH DOMICILE TO RECEIVE NOTIFICATIONS IN MONTES URALES NO. 460, PISO 3, COL. LOMAS DE CHAPULTEPEC, 11000 MEXICO, D.F., TO THE HOLDER OF THE FOLLOWING BACKGROUND AND CONDITIONS:

                                   BACKGROUND

I. The Concessionaire filed an application before the Federal Telecommunications Commission (herein Commission), dated on October 17, 1997, to participate in the licitation for the granting of concessions for the use and exploitation of radioelectric spectrum frequency bands for the delivery of the capacity provision service to establish point to point microwaves in compliance with Invitation published in the Official Gazette of the Federation on April 30, 1997, (herein Invitation), and the pertaining licitation Basis published in the Official Gazette of the Federation on May 14, 1997 and their modifications published in the Official Gazette of the Federation on June 10, 1997 (herein Basis).

II. The Full of the Federal Commission for Competition resolved in session celebrated on July 10, 1997, not to object nor condition the participation of the Concessionaire in the licitation mentioned hereinbefore, notifying the Concessionaire with writing number 3-101-(777)-97-283 dated on July 10, 1997.

III. The Ministry, through the Commission, analyzed and stated the Concessionaire's application documentation, and according to the stages of the licitation procedure foreseen in the Basis, and pursuant to Articles 14, 15, 16, 17 and others pertaining to the Federal Law of Telecommunications, resolved with writing CFT.-199 dated on July 14, 1997, to grant the Concessionaire the Qualification Certificate for an application duly integrated and which satisfied the requirements for that purpose.

IV. The Commission, with writing No. CFT. 244 dated on July 23, 1997, solved to grant the Concessionaire a Participation Certificate due to the fact that on July 18, 1997, he presented the pertaining Formality Guarantee, granting in the same act, a confidentiality password to participate in the licitation process. The Full of the Commission voted in favor of the Concessionaire and with writing dated on October 3, 1997, granted licitation 19-PAP-23 in compliance to the Basis.


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V. The Concessionaire, dated on November 19 and December 11, 1997, made the payment of the consideration corresponding to the Federal Government and entered into the service delivery agreement with the Company which shall issue the non-interference certificates for each link that will be installed in the frequency band object of this Concession. Thus, founded on Articles 36, fraction III, of the Organic Law of Federal Public Administration; 10, fraction II; 11, fraction I; 12, 14, 18, 19, and others pertaining to the Federal Law of Telecommunications, the Ministry grants the Concession for the use and exploitation of radioelectric spectrum frequency bands for the delivery of the capacity provision service to establish point to point microwave links, which shall be subject to the following:

                                   CONDITIONS

                                  ONLY CHAPTER

                               GENERAL PROVISIONS


1. Definition of terms. For the purpose of this document, the following definitions and terms will have the next meaning:

         1.1 Concession: That contained in this Title for the use and exploitation of radioelectric spectrum frequency bands for determinate use.

         1.2 Company: Mexican person hired by the Concessionaire in compliance with numeral 6 of the Basis, and

         1.3      Law: the Federal Law of Telecommunications.


2. Purpose of the Concession: This Title grants a Concession for the use and exploitation of the radioelectric spectrum frequency band to deliver capacity provision services to establish point to point microwave links.

3. Technical Specifications. The technical specifications for the use and exploitation of the frequency band object of this Concession, shall be subject to the Law, its bylaws, Mexican official rules, international recommendations and other applicable administrative provisions, as well as technical and administrative provisions stated in international agreements and applicable protocols accepted by the Mexican Government.


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In compliance with number 4 of this Title of Concession, the Concessionaire shall not provide capacity for the installation of a point to point microwave link in the frequency bands under concession, unless the pertaining non-interference certificate is given in advance, issued with that purpose by the Company.

       3.1  Frequency bands:        Going Segment:    21950.0 - 22000.0 MHz
                                    Return Segment:   23150.0 - 23200.0 MHz
                                    Bandwidth.        100 MHz

       3.2  Coverage:               Nationwide

4. Investment program. The corresponding investment program is contained in the Business Plan presented by the Concessionaire in the application referred to in number I, Background hereinbefore, program which we have reproduced as if inserted.

5. Operation conditions for the capacity provision service to establish point to point microwave links.

         5.1 The Concessionaire shall provide the capacity to establish point to point microwave links in the bands object of the Concession, to any person that may require it, for a determinate term which may not exceed the term of the Concession, in a non-discriminatory way, charging the rates that were previously registered before the Commission in compliance to the Law, whenever the required link may be installed without interference to other links previously established in the bands under concession with that purpose.

         If the Concessionaire denies the service matter of this Concession without justified cause, it shall be sanctioned under the terms of the Law. It is forbidden for the Concessionaire to reserve the radioelectric spectrum capacity under concession. Any practice or conduct that promotes said reservation will cause revocation of the Concession.

         5.2. The provision of the capacity will be subject to the following:

                  5.2.1. Before the capacity provision to establish any point to point microwave link in the frequency bands under concessionaire, the Concessionaire shall arrange for the issuing of the pertaining non-interference certificate by the Company, under the terms established


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                  in the agreement previously approved by the Commission and the corresponding procedure guide.

                  Telecommunications equipment used in the establishment of said links shall be previously homologated by the Commission.

                  5.2.2. Once the certificate referred to in the previous numeral was obtained, the Concessionaire shall proceed to provide the user with the capacity required.

                  5.2.3. The Concessionaire shall notify the Company the capacity foreseen for the installation of links in a term no longer than 5 working days beginning with the date the notification is given to the user.

                  5.2.4. The Concessionaire shall notify the Company about the installation of links in the frequency bands under concession, and the kind of service destined for each link in a term no longer than 5 working days beginning with the implementation of service, with the purpose that the Company may determine that the point to point microwave links have been installed under the non-interference technical conditions established in the pertaining certificate.

                  Point to point microwave links installed according to this Concession, shall be strictly subject to the technical conditions established in the non-interference certificate that corresponds. It is responsibility of the Concessionaire that the links of the users and its own public telecommunications network, in its case, are installed according to the technical conditions established n the non-interference certificate; those links that do not fulfill said conditions will cause sanctions to the Concessionaire whenever it regards to user's links, and will cause revocation of the Concession whenever it regards links that the Concessionaire uses in its own public telecommunications network.

         5.3. For the provision of border links, the Concessionaire shall be subject to Article 47 of the Law, international treaties and the administrative provisions issued by the Commission for that purpose.

         5.4. Point to point microwave links object of this Concession shall be installed and operated in a term no longer that 90 (ninety) natural days, beginning with the date in which the pertaining non-interference certificate


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         was notified; the term of said certificate shall be no longer than 90
         (ninety) natural days.

         The fulfillment of what was stated in the previous paragraph shall be according to the delivering service agreement that corresponds, previously approved by the Commission.

         5.5. The Concessionaire shall ask the Company for the non-interference certificate when a user of the capacity under concession requires a relocation of the trasreceptors of its link to install new links, as well as to modify the technical features of the pertaining certificate.

6. Services that the Concessionaire may deliver. The radioelectric spectrum frequency band for determinate use matter of this Concession will be destined to the solely deliver of capacity provision service to establish of point to point microwave links.

 In its case, the Concessionaire may deliver capacity provision services to establish point to point microwave links on its own public telecommunications network, understanding that for the provision of public telecommunications services through said links, the Concessionaire shall have prior authorization from the Ministry, without the prejudice to require concessions on the radioelectric frequency bands, and which will be granted through the public licitation procedure foreseen in Article 14 and others applicable by Law.

To gain the authorization mentioned in the previous paragraph, the Concessionaire shall fulfill the obligations derived from this Concession.

In case authorization is granted, the Concessionaire shall have a separate accounting for the delivery of the capacity provision service to establish point to point microwave links for its own public telecommunications network, as well as to apply itself registered and non-discriminatory rates and commercial conditions, and install and operate said links at the most 90 (ninety) natural days after the pertaining non-interference certificate was gained.

In the event the Concessionaire provides capacity to establish point to point microwave links to a third party for the delivery of public telecommunications services, the Concessionaire shall gain, before the installation of the corresponding link, authorization for the person that wants to deliver the services, crediting that it has the concession or pertaining permission issued by the Ministry, in compliance with the provisions issued with that purpose by the Commission.


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7. Consideration. The Concessionaire turned over to the Federal Government
$8,033,000.00 (Eight million and Thirty-three Thousand Pesos 00/100 Mexican Currency) plus the Value Added Tax for the Title of the Concession.

8. Term. The term of this Concession will be of 20 (twenty) years beginning with the date the Concession was granted. The Ministry, through the Commission, will carry out new licitations for the frequencies referred to in this Concession at least 3 (three) years before the termination of said.

9. Applicable Law. The use and exploitation of the radioelectric spectrum frequency band object of the Concession shall be subject to the Political Constitution of the Mexican United States, the Law and supplementary laws stated in Article 8 of the Law, as well as international treaties, laws, bylaws, decrees, Rules, Mexican official rules, resolutions, agreements, writings and other administrative provisions issued by the Ministry or the Commission, as well as the conditions established in this Concession.

The Concessionaire agrees that if legal and administrative provisions referred to in the previous paragraph to which this Concession is subject to, were repealed, modified or added, the Concessionaire will be subject to the new legislation and administrative provisions, beginning with the date they come into effect.

10. Other Concessions. The Concession grants no exclusivity rights to the Concessionaire, thus the Ministry may grant other Concessions within the same geographical area to third parties to install, operate and exploit one or more public telecommunications networks to deliver services identical or similar to those included in this Concession. In addition, under the terms of the Fifth Transitory Article of the Law, the concessions and permissions granted before this Law came into effect, will continue operating under the terms and conditions stated in the pertaining titles until they expire.

11. Powers or mandates. In no case may the Concessionaire grant general powers or mandates for administration acts or possession acts that are irrevocable and that have the purpose or give the holder, authority to exercise the rights and obligations of the Concession.

12. Obligations. When the Concessionaire constitutes an obligation on the Concession or the rights derived from it, it shall make a registry referred to in Article 64 of the Law, within 30 (thirty) natural days, beginning with the date of its constitution.


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The document that states the guarantee, shall expressly establish that the execution of said may not grant the power of concessionaire to the creditor.

For the Concession to be granted to a creditor or a third party, the Ministry shall authorize the transfer of rights under the terms of Article 35 of the Law.

13. Citizenship. The Concessionaire will not have other rights than those granted by the Mexican laws to Mexican citizens, thus, the partnership and their foreign partners, in its case, are compelled to ask or accept no diplomatic intervention from a foreign country, under penalty of losing in benefit of the Nation, all goods and rights they may have acquired to use and exploit the radioelectric spectrum frequency bands.

14. Investments. Under the terms of Title Fifth of the Law of Foreign Investment, neutral investment will not be computed to determine the percentage of foreign investment in the equity of the Concessionaire.

15. Companies with state participation of foreign countries. Shares from companies with state participation of foreign countries which are not considered authorities by the inner legislation of the origin country, with legal character and own inheritance, will not be considered shares from a foreign government or state.

16. Subscription and transference of stocks and shares. The Concessionaire is compelled to file before the Ministry and the Commission, at the most on April 30 (thirty) of every year, a list of the ten main shareholders and the pertaining participation percentages accompanied by the information required by the Commission.

In the event of any supposed subscription or transference of stocks or shares in an act or series of acts, which represent a 10% (ten per cent) or more of the equity of the partnership, the following regime shall be observed:

    16.1 The Concessionaire shall notify the Ministry the intention of the interested parties to subscribe or transfer stocks or shares, accompanying the notification with the information of the persons interested in acquiring stocks or shares;

    16.2. The Ministry will have a term of 90 (ninety) natural days, beginning with the presentation of the notification, to give written objection and justified cause for the execution of the operation, and


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    16.3 If the 90-day term passes and the Ministry did not filed the objection to the operation, it shall be deemed approved.

Only those operations without objection by the Ministry may, in its case, be subscribed in the shareholders registry book or the book for partners of the artificial person, without the prejudice of authorizations required from other authorities pursuant applicable provisions. Notification referred to in number
1.16.1. will not be needed when the subscription or transfer is regarding stocks or shares representing netural investments under the terms of the Law of Foreign Investment, or when it regards to increases in capital subscribed by the shareholders, whenever the participation of each one is not modified in the equity.

In case the interested party that wants to subscribe or acquire shares or stocks is an artificial person, the notification referred to in condition 1.16.1. shall be filed with the information necessary for the Ministry to know the identity of the natural persons with interests in shares for more than 10% (ten per cent) of the capital of said artificial person.

This condition shall be included in social ordinances, titles or certificates issued by the Concessionaire.

17. Commercial Practices Code. The Concessionaire shall integrate, according to the rules of general character issued by the Commission with that purpose, a commercial practice code, clearly describing and summarizing, the different services that are rendered, and the methodology to apply the pertaining rates. Once the code has been integrated, prior authorization by the Commission, the Concessionaire shall make it available to the people in its commercial offices, and publish a part in one of the most important newspapers nationwide.

The agreements that the Concessionaire wants to celebrate with subscribers shall be previously approved by the Commission.

18. Unduly charge of rates. If the Concessionaire charges the users tariffs not registered or different to those established, in its case and in agreement with Articles 61 and 63 of the Law, it shall reimburse the difference with the registered or established tariffs.

The previous without the prejudice of sanctions imposed in compliance with the Law and other applicable provisions.


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19. Cross subsidies. The Commission may verify at any moment, that the rates that are registered do not constitute cross subsidies under the terms of Article 62 of the Law. For this purpose, the Concessionaire shall deliver the pertaining information within the 60 (sixty) natural days that follow the date the request by the Commission is received.

20. Billing. The Concessionaire's billing system shall be previously approved by the Commission.

21. Formality Guarantee. To guarantee performance of the duties to which the present concession refers, the Concessionaire shall constitute a deposit in a term no longer than 30 (thirty) natural days, beginning with the date this Concession was granted, at an authorized institution for the amount of $1,2,00.000.00 (One million, two hundred thousand pesos 00/100 Mexican Currency), in favor of the Treasury of the Federation which, a) will become effective in the event this Concession is revoked, b) to guarantee the payment of pecuniary sanctions imposed by the Ministry, in its case, and c) in case of default on the conditions of the Concession. The guarantee will be effective for the term of the Concession.

The amount of the guarantee shall be annually updated according to the Consumer Price Index or that which may substitute it.

The policy issued with the deposit shall include express statement that the bonding institution accepts what is established in Articles 95 and 118 of the Law of Federal Bonding Institutions in effect, and the waiver of rights of excussion and discussion.


22. Jurisdiction. The Concessionaire agrees that for the interpretation and execution of this Title of Concession, excluding that which shall be administratively solved by the Ministry or the Commission, it expressly submits to the Federal Courts in Mexico City, Federal District, leaving without effect any jurisdiction that may correspond to its actual or future domicile.



                  Mexico City, Federal District, June 4, 1998.


                  MINISTRY OF COMMUNICATIONS AND TRANSPORTATION
                                  THE MINISTER
                              CARLOS RUIZ SACRISTAN


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                                    (signed)


                               THE CONCESSIONAIRE
                      PUNTO-A-PUNTO IUSACELL, S.A. DE C.V.

                                    (signed)


                              LEGAL REPRESENTATIVE
                               RUBEN G. PERLMUTTER


                                       11
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MINISTRY OF COMMUNICATIONS
AND TRANSPORTATION
UNDER MINISTRY OF COMMUNICATIONS




                               TITLE OF CONCESSION
                          FOR MICROWAVE POINT TO POINT
                                LINKS (20-PAP-23)



                      PUNTO A PUNTO IUSACELL, S.A. DE C.V.


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CONCESSION TO USE AND EXPLOIT FREQUENCY BANDS FOR A DETERMINATE USE IN THE
MEXICAN UNITED STATES, GRANTED BY THE FEDERAL GOVERNMENT THROUGH THE MINISTRY OF COMMUNICATION AND TRANSPORTATION (HEREIN MINISTRY) IN FAVOR OF PUNTO-A-PUNTO IUSACELL, S.A. DE C.V. (HEREIN CONCESSIONAIRE) WITH DOMICILE TO RECEIVE NOTIFICATIONS IN MONTES URALES NO. 460, PISO 3, COL. LOMAS DE CHAPULTEPEC, 11000 MEXICO, D.F., TO THE HOLDER OF THE FOLLOWING BACKGROUND AND CONDITIONS:

                                   BACKGROUND

I. The Concessionaire filed an application before the Federal Telecommunications Commission (herein Commission), dated on October 17, 1997, to participate in the licitation for the granting of concessions for the use and exploitation of radioelectric spectrum frequency bands for the delivery of the capacity provision service to establish point to point microwaves in compliance with Invitation published in the Official Gazette of the Federation on April 30, 1997, (herein Invitation), and the pertaining licitation Basis published in the Official Gazette of the Federation on May 14, 1997 and their modifications published in the Official Gazette of the Federation on June 10, 1997 (herein Basis).

II. The Full of the Federal Commission for Competition resolved in session celebrated on July 10, 1997, not to object nor condition the participation of the Concessionaire in the licitation mentioned hereinbefore, notifying the Concessionaire with writing number 3-101-(777)-97-283 dated on July 10, 1997.

III. The Ministry, through the Commission, analyzed and stated the Concessionaire's application documentation, and according to the stages of the licitation procedure foreseen in the Basis, and pursuant to Articles 14, 15, 16, 17 and others pertaining to the Federal Law of Telecommunications, resolved with writing CFT.-199 dated on July 14, 1997, to grant the Concessionaire the Qualification Certificate for an application duly integrated and which satisfied the requirements for that purpose.

IV. The Commission, with writing No. CFT. 244 dated on July 23, 1997, solved to grant the Concessionaire a Participation Certificate due to the fact that on July 18, 1997, he presented the pertaining Formality Guarantee, granting in the same act, a confidentiality password to participate in the licitation process. The Full of the Commission voted in favor of the Concessionaire and with writing dated on October 3, 1997, granted licitation 20-PAP-23 in compliance to the Basis.


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V. The Concessionaire, dated on November 19 and December 11, 1997, made the payment of the consideration corresponding to the Federal Government and entered into the service delivery agreement with the Company which shall issue the non-interference certificates for each link that will be installed in the frequency band object of this Concession. Thus, founded on Articles 36, fraction III, of the Organic Law of Federal Public Administration; 10, fraction II; 11, fraction I; 12, 14, 18, 19, and others pertaining to the Federal Law of Telecommunications, the Ministry grants the Concession for the use and exploitation of radioelectric spectrum frequency bands for the delivery of the capacity provision service to establish point to point microwave links, which shall be subject to the following:

                                   CONDITIONS

                                  ONLY CHAPTER

                               GENERAL PROVISIONS


1. Definition of terms. For the purpose of this document, the following definitions and terms will have the next meaning:

         1.1 Concession: That contained in this Title for the use and exploitation of radioelectric spectrum frequency bands for determinate use.

         1.2 Company: Mexican person hired by the Concessionaire in compliance with numeral 6 of the Basis, and

         1.3  Law: the Federal Law of Telecommunications.


2. Purpose of the Concession: This Title grants a Concession for the use and exploitation of the radioelectric spectrum frequency band to deliver capacity provision services to establish point to point microwave links.

3. Technical Specifications. The technical specifications for the use and exploitation of the frequency band object of this Concession, shall be subject to the Law, its bylaws, Mexican official rules, international recommendations and other applicable administrative provisions, as well as technical and administrative provisions stated in international agreements and applicable protocols accepted by the Mexican Government.


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In compliance with number 4 of this Title of Concession, the Concessionaire shall not provide capacity for the installation of a point to point microwave link in the frequency bands under concession, unless the pertaining non-interference certificate is given in advance, issued with that purpose by the Company.

       3.1  Frequency bands:        Going Segment:   22000.0 - 22050.0 MHz
                                    Return Segment:  23200.0 - 23250.0 MHz
                                    Bandwidth.       100 MHz

       3.2  Coverage:               Nationwide

4. Investment program. The corresponding investment program is contained in the Business Plan presented by the Concessionaire in the application referred to in number I, Background hereinbefore, program which we have reproduced as if inserted.

5. Operation conditions for the capacity provision service to establish point to point microwave links.

         5.1 The Concessionaire shall provide the capacity to establish point to point microwave links in the bands object of the Concession, to any person that may require it, for a determinate term which may not exceed the term of the Concession, in a non-discriminatory way, charging the rates that were previously registered before the Commission in compliance to the Law, whenever the required link may be installed without interference to other links previously established in the bands under concession with that purpose.

         If the Concessionaire denies the service matter of this Concession without justified cause, it shall be sanctioned under the terms of the Law. It is forbidden for the Concessionaire to reserve the radioelectric spectrum capacity under concession. Any practice or conduct that promotes said reservation will cause revocation of the Concession.

         5.2. The provision of the capacity will be subject to the following:

                  5.2.1. Before the capacity provision to establish any point to point microwave link in the frequency bands under concessionaire, the Concessionaire shall arrange for the issuing of the pertaining non-interference certificate by the Company, under the terms established


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                  in the agreement previously approved by the Commission and the corresponding procedure guide.

                  Telecommunications equipment used in the establishment of said links shall be previously homologated by the Commission.

                  5.2.2. Once the certificate referred to in the previous numeral was obtained, the Concessionaire shall proceed to provide the user with the capacity required.

                  5.2.3. The Concessionaire shall notify the Company the capacity foreseen for the installation of links in a term no longer than 5 working days beginning with the date the notification is given to the user.

                  5.2.4. The Concessionaire shall notify the Company about the installation of links in the frequency bands under concession, and the kind of service destined for each link in a term no longer than 5 working days beginning with the implementation of service, with the purpose that the Company may determine that the point to point microwave links have been installed under the non-interference technical conditions established in the pertaining certificate.

                  Point to point microwave links installed according to this Concession, shall be strictly subject to the technical conditions established in the non-interference certificate that corresponds. It is responsibility of the Concessionaire that the links of the users and its own public telecommunications network, in its case, are installed according to the technical conditions established n the non-interference certificate; those links that do not fulfill said conditions will cause sanctions to the Concessionaire whenever it regards to user's links, and will cause revocation of the Concession whenever it regards links that the Concessionaire uses in its own public telecommunications network.

         5.3. For the provision of border links, the Concessionaire shall be subject to Article 47 of the Law, international treaties and the administrative provisions issued by the Commission for that purpose.

         5.4. Point to point microwave links object of this Concession shall be installed and operated in a term no longer that 90 (ninety) natural days, beginning with the date in which the pertaining non-interference certificate


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         was notified; the term of said certificate shall be no longer than 90
         (ninety) natural days.

         The fulfillment of what was stated in the previous paragraph shall be according to the delivering service agreement that corresponds, previously approved by the Commission.

         5.5. The Concessionaire shall ask the Company for the non-interference certificate when a user of the capacity under concession requires a relocation of the trasreceptors of its link to install new links, as well as to modify the technical features of the pertaining certificate.

6. Services that the Concessionaire may deliver. The radioelectric spectrum frequency band for determinate use matter of this Concession will be destined to the solely deliver of capacity provision service to establish of point to point microwave links.

In its case, the Concessionaire may deliver capacity provision services to establish point to point microwave links on its own public telecommunications network, understanding that for the provision of public telecommunications services through said links, the Concessionaire shall have prior authorization from the Ministry, without the prejudice to require concessions on the radioelectric frequency bands, and which will be granted through the public licitation procedure foreseen in Article 14 and others applicable by Law.

To gain the authorization mentioned in the previous paragraph, the Concessionaire shall fulfill the obligations derived from this Concession.

In case authorization is granted, the Concessionaire shall have a separate accounting for the delivery of the capacity provision service to establish point to point microwave links for its own public telecommunications network, as well as to apply itself registered and non-discriminatory rates and commercial conditions, and install and operate said links at the most 90 (ninety) natural days after the pertaining non-interference certificate was gained.

In the event the Concessionaire provides capacity to establish point to point microwave links to a third party for the delivery of public telecommunications services, the Concessionaire shall gain, before the installation of the corresponding link, authorization for the person that wants to deliver the services, crediting that it has the concession or pertaining permission issued by the Ministry, in compliance with the provisions issued with that purpose by the Commission


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7. Consideration. The Concessionaire turned over to the Federal Government
$8,019,000.00 (Eight million and Nineteen Thousand Pesos 00/100 Mexican Currency) plus the Value Added Tax for the Title of the Concession.

8. Term. The term of this Concession will be of 20 (twenty) years beginning with the date the Concession was granted. The Ministry, through the Commission, will carry out new licitations for the frequencies referred to in this Concession at least 3 (three) years before the termination of said.

9. Applicable Law. The use and exploitation of the radioelectric spectrum frequency band object of the Concession shall be subject to the Political Constitution of the Mexican United States, the Law and supplementary laws stated in Article 8 of the Law, as well as international treaties, laws, bylaws, decrees, Rules, Mexican official rules, resolutions, agreements, writings and other administrative provisions issued by the Ministry or the Commission, as well as the conditions established in this Concession.

The Concessionaire agrees that if legal and administrative provisions referred to in the previous paragraph to which this Concession is subject to, were repealed, modified or added, the Concessionaire will be subject to the new legislation and administrative provisions, beginning with the date they come into effect.

10. Other Concessions. The Concession grants no exclusivity rights to the Concessionaire, thus the Ministry may grant other Concessions within the same geographical area to third parties to install, operate and exploit one or more public telecommunications networks to deliver services identical or similar to those included in this Concession. In addition, under the terms of the Fifth Transitory Article of the Law, the concessions and permissions granted before this Law came into effect, will continue operating under the terms and conditions stated in the pertaining titles until they expire.

11. Powers or mandates. In no case may the Concessionaire grant general powers or mandates for administration acts or possession acts that are irrevocable and that have the purpose or give the holder, authority to exercise the rights and obligations of the Concession.

12. Obligations. When the Concessionaire constitutes an obligation on the Concession or the rights derived from it, it shall make a registry referred to in Article 64 of the Law, within 30 (thirty) natural days, beginning with the date of its constitution.

The document that states the guarantee, shall expressly establish that the execution of said may not grant the power of concessionaire to the creditor.

For the Concession to be granted to a creditor or a third party, the Ministry shall authorize the transfer of rights under the terms of Article 35 of the Law.

13. Citizenship. The Concessionaire will not have other rights than those granted by the Mexican laws to Mexican citizens, thus, the partnership and their foreign partners, in its case, are compelled to ask or accept no diplomatic intervention from a foreign country, under penalty of losing in benefit of the Nation, all goods and rights they may have acquired to use and exploit the radioelectric spectrum frequency bands.

14. Investments. Under the terms of Title Fifth of the Law of Foreign Investment, neutral investment will not be computed to determine the percentage of foreign investment in the equity of the Concessionaire.

15. Companies with state participation of foreign countries. Shares from companies with state participation of foreign countries which are not considered authorities by the inner legislation of the origin country, with legal character and own inheritance, will not be considered shares from a foreign government or state.

16. Subscription and transference of stocks and shares. The Concessionaire is compelled to file before the Ministry and the Commission, at the most on April 30 (thirty) of every year, a list of the ten main shareholders and the pertaining participation percentages accompanied by the information required by the Commission.

In the event of any supposed subscription or transference of stocks or shares in an act or series of acts, which represent a 10% (ten per cent) or more of the equity of the partnership, the following regime shall be observed:

    16.1 The Concessionaire shall notify the Ministry the intention of the interested parties to subscribe or transfer stocks or shares, accompanying the notification with the information of the persons interested in acquiring stocks or shares;

    16.2. The Ministry will have a term of 90 (ninety) natural days, beginning with the presentation of the notification, to give written objection and justified cause for the execution of the operation, and

    16.3 If the 90-day term passes and the Ministry did not filed the objection to the operation, it shall be deemed approved.

Only those operations without objection by the Ministry may, in its case, be subscribed in the shareholders registry book or the book for partners of the artificial person, without the prejudice of authorizations required from other authorities pursuant applicable provisions. Notification referred to in number
1.16.1. will not be needed when the subscription or transfer is regarding stocks or shares representing neutral investments under the terms of the Law of Foreign Investment, or when it regards to increases in capital subscribed by the shareholders, whenever the participation of each one is not modified in the equity.

In case the interested party that wants to subscribe or acquire shares or stocks is an artificial person, the notification referred to in condition 1.16.1. shall be filed with the information necessary for the Ministry to know the identity of the natural persons with interests in shares for more than 10% (ten per cent) of the capital of said artificial person.

This condition shall be included in social ordinances, titles or certificates issued by the Concessionaire.

17. Commercial Practices Code. The Concessionaire shall integrate, according to the rules of general character issued by the Commission with that purpose, a commercial practice code, clearly describing and summarizing, the different services that are rendered, and the methodology to apply the pertaining rates. Once the code has been integrated, prior authorization by the Commission, the Concessionaire shall make it available to the people in its commercial offices, and publish a part in one of the most important newspapers nationwide.

The agreements that the Concessionaire wants to celebrate with subscribers shall be previously approved by the Commission.

18. Unduly charge of rates. If the Concessionaire charges the users tariffs not registered or different to those established, in its case and in agreement with Articles 61 and 63 of the Law, it shall reimburse the difference with the registered or established tariffs.

The previous without the prejudice of sanctions imposed in compliance with the Law and other applicable provisions.

19. Cross subsidies. The Commission may verify at any moment, that the rates that are registered do not constitute cross subsidies under the terms of Article 62 of the Law. For this purpose, the Concessionaire shall deliver the pertaining information within the 60 (sixty) natural days that follow the date the request by the Commission is received.

20. Billing. The Concessionaire's billing system shall be previously approved by the Commission.

21. Formality Guarantee. To guarantee performance of the duties to which the present concession refers, the Concessionaire shall constitute a deposit in a term no longer than 30 (thirty) natural days, beginning with the date this Concession was granted, at an authorized institution for the amount of $1,200.000.00 (One million, two hundred thousand pesos 00/100 Mexican Currency), in favor of the Treasury of the Federation which, a) will become effective in the event this Concession is revoked, b) to guarantee the payment of pecuniary sanctions imposed by the Ministry, in its case, and c) in case of default on the conditions of the Concession. The guarantee will be effective for the term of the Concession.

The amount of the guarantee shall be annually updated according to the Consumer Price Index or that which may substitute it.

The policy issued with the deposit shall include express statement that the bonding institution accepts what is established in Articles 95 and 118 of the Law of Federal Bonding Institutions in effect, and the waiver of rights of excussion and discussion.

22. Jurisdiction. The Concessionaire agrees that for the interpretation and execution of this Title of Concession, excluding that which shall be administratively solved by the Ministry or the Commission, it expressly submits to the Federal Courts in Mexico City, Federal District, leaving without effect any jurisdiction that may correspond to its actual or future domicile.



                  Mexico City, Federal District, June 4, 1998.


                  MINISTRY OF COMMUNICATIONS AND TRANSPORTATION
                                  THE MINISTER
                              CARLOS RUIZ SACRISTAN

                                    (signed)


                               THE CONCESSIONAIRE
                      PUNTO-A-PUNTO IUSACELL, S.A. DE C.V.

                                    (signed)


                              LEGAL REPRESENTATIVE
                               RUBEN G. PERLMUTTER

Ministry of Communications
and Transportation
Under Ministry of Communications




                               TITLE OF CONCESSION
                          FOR MICROWAVE POINT TO POINT
                                LINKS (33-PAP-15)



                      Punto a punto Iusacell, S.A. de C.V.

CONCESSION TO USE AND EXPLOIT FREQUENCY BANDS FOR A DETERMINATE USE IN THE MEXICAN UNITED STATES, GRANTED BY THE FEDERAL GOVERNMENT THROUGH THE MINISTRY OF COMMUNICATION AND TRANSPORTATION (HEREIN MINISTRY) IN FAVOR OF PUNTO-A-PUNTO IUSACELL, S.A. DE C.V. (HEREIN CONCESSIONAIRE) WITH DOMICILE TO RECEIVE NOTIFICATIONS IN MONTES URALES NO. 460, PISO 3, COL. LOMAS DE CHAPULTEPEC, 11000 MEXICO, D.F., TO THE HOLDER OF THE FOLLOWING BACKGROUND AND CONDITIONS:

                                   BACKGROUND

I. The Concessionaire filed an application before the Federal Telecommunications Commission (herein Commission), dated on October 17, 1997, to participate in the licitation for the granting of concessions for the use and exploitation of radioelectric spectrum frequency bands for the delivery of the capacity provision service to establish point to point microwaves in compliance with Invitation published in the Official Gazette of the Federation on April 30, 1997, (herein Invitation), and the pertaining licitation Basis published in the Official Gazette of the Federation on May 14, 1997 and their modifications published in the Official Gazette of the Federation on June 10, 1997 (herein Basis).

II. The Full of the Federal Commission for Competition resolved in session celebrated on July 10, 1997, not to object nor condition the participation of the Concessionaire in the licitation mentioned hereinbefore, notifying the Concessionaire with writing number 3-101-(777)-97-283 dated on July 10, 1997.

III. The Ministry, through the Commission, analyzed and stated the Concessionaire's application documentation, and according to the stages of the licitation procedure foreseen in the Basis, and pursuant to Articles 14, 15, 16, 17 and others pertaining to the Federal Law of Telecommunications, resolved with writing CFT.-199 dated on July 14, 1997, to grant the Concessionaire the Qualification Certificate for an application duly integrated and which satisfied the requirements for that purpose.

IV. The Commission, with writing No. CFT. 244 dated on July 23, 1997, solved to grant the Concessionaire a Participation Certificate due to the fact that on July 18, 1997, he presented the pertaining Formality Guarantee, granting in the same act, a confidentiality password to participate in the licitation process. The Full of the Commission voted in favor of the Concessionaire and with writing dated on October 3, 1997, granted licitation 33-PAP-15 in compliance to the Basis.

V. The Concessionaire, dated on November 19 and December 11, 1997, made the payment of the consideration corresponding to the Federal Government and entered into the service delivery agreement with the Company which shall issue the non-interference certificates for each link that will be installed in the frequency band object of this Concession. Thus, founded on Articles 36, fraction III, of the Organic Law of Federal Public Administration; 10, fraction II; 11, fraction I; 12, 14, 18, 19, and others pertaining to the Federal Law of Telecommunications, the Ministry grants the Concession for the use and exploitation of radioelectric spectrum frequency bands for the delivery of the capacity provision service to establish point to point microwave links, which shall be subject to the following:

                                   CONDITIONS

                                  ONLY CHAPTER

                               GENERAL PROVISIONS


1. Definition of terms. For the purpose of this document, the following definitions and terms will have the next meaning:

         1.1 Concession: That contained in this Title for the use and exploitation of radioelectric spectrum frequency bands for determinate use.

         1.2 Company: Mexican person hired by the Concessionaire in compliance with numeral 6 of the Basis, and

         1.3  Law: the Federal Law of Telecommunications.


2. Purpose of the Concession: This Title grants a Concession for the use and exploitation of the radioelectric spectrum frequency band to deliver capacity provision services to establish point to point microwave links.

3. Technical Specifications. The technical specifications for the use and exploitation of the frequency band object of this Concession, shall be subject to the Law, its bylaws, Mexican official rules, international recommendations and other applicable administrative provisions, as well as technical and administrative provisions stated in international agreements and applicable protocols accepted by the Mexican Government.

In compliance with number 4 of this Title of Concession, the Concessionaire shall not provide capacity for the installation of a point to point microwave link in the frequency bands under concession, unless the pertaining non-interference certificate is given in advance, issued with that purpose by the Company.

       3.1  Frequency bands:        Going Segment:    14760.0 - 14788.0 MHz
                                    Return Segment:   15075.0 - 15103.0 MHz
                                    Bandwidth.        56 MHz

       3.2 Coverage:                Nationwide

4. Investment program. The corresponding investment program is contained in the Business Plan presented by the Concessionaire in the application referred to in number I, Background hereinbefore, program which we have reproduced as if inserted.

5. Operation conditions for the capacity provision service to establish point to point microwave links.

         5.1 The Concessionaire shall provide the capacity to establish point to point microwave links in the bands object of the Concession, to any person that may require it, for a determinate term which may not exceed the term of the Concession, in a non-discriminatory way, charging the rates that were previously registered before the Commission in compliance to the Law, whenever the required link may be installed without interference to other links previously established in the bands under concession with that purpose.

         If the Concessionaire denies the service matter of this Concession without justified cause, it shall be sanctioned under the terms of the Law. It is forbidden for the Concessionaire to reserve the radioelectric spectrum capacity under concession. Any practice or conduct that promotes said reservation will cause revocation of the Concession.

         5.2.    The provision of the capacity will be subject to the following:

                 5.2.1. Before the capacity provision to establish any point to point microwave link in the frequency bands under concessionaire, the Concessionaire shall arrange for the issuing of the pertaining non-interference certificate by the Company, under the terms established in the agreement previously approved by the Commission and the corresponding procedure guide.

                  Telecommunications equipment used in the establishment of said links shall be previously homologated by the Commission.

                  5.2.2. Once the certificate referred to in the previous numeral was obtained, the Concessionaire shall proceed to provide the user with the capacity required.

                  5.2.3. The Concessionaire shall notify the Company the capacity foreseen for the installation of links in a term no longer than 5 working days beginning with the date the notification is given to the user.

                  5.2.4. The Concessionaire shall notify the Company about the installation of links in the frequency bands under concession, and the kind of service destined for each link in a term no longer than 5 working days beginning with the implementation of service, with the purpose that the Company may determine that the point to point microwave links have been installed under the non-interference technical conditions established in the pertaining certificate.

                  Point to point microwave links installed according to this Concession, shall be strictly subject to the technical conditions established in the non-interference certificate that corresponds. It is responsibility of the Concessionaire that the links of the users and its own public telecommunications network, in its case, are installed according to the technical conditions established n the non-interference certificate; those links that do not fulfill said conditions will cause sanctions to the Concessionaire whenever it regards to user's links, and will cause revocation of the Concession whenever it regards links that the Concessionaire uses in its own public telecommunications network.

         5.3. For the provision of border links, the Concessionaire shall be subject to Article 47 of the Law, international treaties and the administrative provisions issued by the Commission for that purpose.

         5.4. Point to point microwave links object of this Concession shall be installed and operated in a term no longer that 90 (ninety) natural days, beginning with the date in which the pertaining non-interference certificate was notified; the term of said certificate shall be no longer than 90 (ninety) natural days.

         The fulfillment of what was stated in the previous paragraph shall be according to the delivering service agreement that corresponds, previously approved by the Commission.

         5.5. The Concessionaire shall ask the Company for the non-interference certificate when a user of the capacity under concession requires a relocation of the trasreceptors of its link to install new links, as well as to modify the technical features of the pertaining certificate.

6. Services that the Concessionaire may deliver. The radioelectric spectrum frequency band for determinate use matter of this Concession will be destined to the solely deliver of capacity provision service to establish of point to point microwave links.

 In its case, the Concessionaire may deliver capacity provision services to establish point to point microwave links on its own public telecommunications network, understanding that for the provision of public telecommunications services through said links, the Concessionaire shall have prior authorization from the Ministry, without the prejudice to require concessions on the radioelectric frequency bands, and which will be granted through the public licitation procedure foreseen in Article 14 and others applicable by Law.

To gain the authorization mentioned in the previous paragraph, the Concessionaire shall fulfill the obligations derived from this Concession.

In case authorization is granted, the Concessionaire shall have a separate accounting for the delivery of the capacity provision service to establish point to point microwave links for its own public telecommunications network, as well as to apply itself registered and non-discriminatory rates and commercial conditions, and install and operate said links at the most 90 (ninety) natural days after the pertaining non-interference certificate was gained.

In the event the Concessionaire provides capacity to establish point to point microwave links to a third party for the delivery of public telecommunications services, the Concessionaire shall gain, before the installation of the corresponding link, authorization for the person that wants to deliver the services, crediting that it has the concession or pertaining permission issued by the Ministry, in compliance with the provisions issued with that purpose by the Commission

7. Consideration. The Concessionaire turned over to the Federal Government $15,501,000.00 (Fifteen million and Five hundred and one thousand Pesos 00/100 Mexican Currency) plus the Value Added Tax for the Title of the Concession.

8. Term. The term of this Concession will be of 20 (twenty) years beginning with the date the Concession was granted. The Ministry, through the Commission, will carry out new licitations for the frequencies referred to in this Concession at least 3 (three) years before the termination of said.

9. Applicable Law. The use and exploitation of the radioelectric spectrum frequency band object of the Concession shall be subject to the Political Constitution of the Mexican United States, the Law and supplementary laws stated in Article 8 of the Law, as well as international treaties, laws, bylaws, decrees, Rules, Mexican official rules, resolutions, agreements, writings and other administrative provisions issued by the Ministry or the Commission, as well as the conditions established in this Concession.

The Concessionaire agrees that if legal and administrative provisions referred to in the previous paragraph to which this Concession is subject to, were repealed, modified or added, the Concessionaire will be subject to the new legislation and administrative provisions, beginning with the date they come into effect.

10. Other Concessions. The Concession grants no exclusivity rights to the Concessionaire, thus the Ministry may grant other Concessions within the same geographical area to third parties to install, operate and exploit one or more public telecommunications networks to deliver services identical or similar to those included in this Concession. In addition, under the terms of the Fifth Transitory Article of the Law, the concessions and permissions granted before this Law came into effect, will continue operating under the terms and conditions stated in the pertaining titles until they expire.

11. Powers or mandates. In no case may the Concessionaire grant general powers or mandates for administration acts or possession acts that are irrevocable and that have the purpose or give the holder, authority to exercise the rights and obligations of the Concession.

12. Obligations. When the Concessionaire constitutes an obligation on the Concession or the rights derived from it, it shall make a registry referred to in Article 64 of the Law, within 30 (thirty) natural days, beginning with the date of its constitution.

The document that states the guarantee, shall expressly establish that the execution of said may not grant the power of concessionaire to the creditor.

For the Concession to be granted to a creditor or a third party, the Ministry shall authorize the transfer of rights under the terms of Article 35 of the Law.

13. Citizenship. The Concessionaire will not have other rights than those granted by the Mexican laws to Mexican citizens, thus, the partnership and their foreign partners, in its case, are compelled to ask or accept no diplomatic intervention from a foreign country, under penalty of losing in benefit of the Nation, all goods and rights they may have acquired to use and exploit the radioelectric spectrum frequency bands.

14. Investments. Under the terms of Title Fifth of the Law of Foreign Investment, neutral investment will not be computed to determine the percentage of foreign investment in the equity of the Concessionaire.

15. Companies with state participation of foreign countries. Shares from companies with state participation of foreign countries which are not considered authorities by the inner legislation of the origin country, with legal character and own inheritance, will not be considered shares from a foreign government or state.

16. Subscription and transference of stocks and shares. The Concessionaire is compelled to file before the Ministry and the Commission, at the most on April 30 (thirty) of every year, a list of the ten main shareholders and the pertaining participation percentages accompanied by the information required by the Commission.

In the event of any supposed subscription or transference of stocks or shares in an act or series of acts, which represent a 10% (ten per cent) or more of the equity of the partnership, the following regime shall be observed:

    16.1 The Concessionaire shall notify the Ministry the intention of the interested parties to subscribe or transfer stocks or shares, accompanying the notification with the information of the persons interested in acquiring stocks or shares;

    16.2 The Ministry will have a term of 90 (ninety) natural days, beginning with the presentation of the notification, to give written objection and justified cause for the execution of the operation, and

    16.3 If the 90-day term passes and the Ministry did not filed the objection to the operation, it shall be deemed approved.

Only those operations without objection by the Ministry may, in its case, be subscribed in the shareholders registry book or the book for partners of the artificial person, without the prejudice of authorizations required from other authorities pursuant applicable provisions. Notification referred to in number
1.16.1. will not be needed when the subscription or transfer is regarding stocks or shares representing neutral investments under the terms of the Law of Foreign Investment, or when it regards to increases in capital subscribed by the shareholders, whenever the participation of each one is not modified in the equity.

In case the interested party that wants to subscribe or acquire shares or stocks is an artificial person, the notification referred to in condition 1.16.1. shall be filed with the information necessary for the Ministry to know the identity of the natural persons with interests in shares for more than 10% (ten per cent) of the capital of said artificial person.

This condition shall be included in social ordinances, titles or certificates issued by the Concessionaire.

17. Commercial Practices Code. The Concessionaire shall integrate, according to the rules of general character issued by the Commission with that purpose, a commercial practice code, clearly describing and summarizing, the different services that are rendered, and the methodology to apply the pertaining rates. Once the code has been integrated, prior authorization by the Commission, the Concessionaire shall make it available to the people in its commercial offices, and publish a part in one of the most important newspapers nationwide.

The agreements that the Concessionaire wants to celebrate with subscribers shall be previously approved by the Commission.

18. Unduly charge of rates. If the Concessionaire charges the users tariffs not registered or different to those established, in its case and in agreement with Articles 61 and 63 of the Law, it shall reimburse the difference with the registered or established tariffs.

The previous without the prejudice of sanctions imposed in compliance with the Law and other applicable provisions.

19. Cross subsidies. The Commission may verify at any moment, that the rates that are registered do not constitute cross subsidies under the terms of Article 62 of the Law. For this purpose, the Concessionaire shall deliver the pertaining information within the 60 (sixty) natural days that follow the date the request by the Commission is received.

20. Billing. The Concessionaire's billing system shall be previously approved by the Commission.

21. Formality Guarantee. To guarantee performance of the duties to which the present concession refers, the Concessionaire shall constitute a deposit in a term no longer than 30 (thirty) natural days, beginning with the date this Concession was granted, at an authorized institution for the amount of $1,200.000.00 (One million, two hundred thousand pesos 00/100 Mexican Currency), in favor of the Treasury of the Federation which, a) will become effective in the event this Concession is revoked, b) to guarantee the payment of pecuniary sanctions imposed by the Ministry, in its case, and c) in case of default on the conditions of the Concession. The guarantee will be effective for the term of the Concession.

The amount of the guarantee shall be annually updated according to the Consumer Price Index or that which may substitute it.

The policy issued with the deposit shall include express statement that the bonding institution accepts what is established in Articles 95 and 118 of the Law of Federal Bonding Institutions in effect, and the waiver of rights of excussion and discussion.

22. Jurisdiction. The Concessionaire agrees that for the interpretation and execution of this Title of Concession, excluding that which shall be administratively solved by the Ministry or the Commission, it expressly submits to the Federal Courts in Mexico City, Federal District, leaving without effect any jurisdiction that may correspond to its actual or future domicile.



                  Mexico City, Federal District, June 4, 1998.


                  MINISTRY OF COMMUNICATIONS AND TRANSPORTATION
                                  THE MINISTER
                              CARLOS RUIZ SACRISTAN

                                    (signed)


                               THE CONCESSIONAIRE
                      PUNTO-A-PUNTO IUSACELL, S.A. DE C.V.

                                    (signed)


                              LEGAL REPRESENTATIVE
                               RUBEN G. PERLMUTTER